EXHIBIT 99.1

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT NET EARNINGS AND EARNINGS PER SHARE (Unaudited) (Amounts in Millions Except Per Share Data)


Effective January 1, 2002, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives are no longer amortized, but are subject to an annual impairment test. Other intangible assets continue to be amortized over their useful lives.

SFAS No. 142 requires that its provisions be applied on a prospective basis. Accordingly, the Corporation's goodwill will not be amortized after January 1, 2002. As disclosed in Note 4 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, the Corporation recognized goodwill amortization of $26.4 million in 2001, $25.4 million in 2000, and $25.7 million in 1999. The reconciliation of net earnings to net earnings excluding goodwill amortization for each year, in millions of dollars, and basic and diluted earnings per share, excluding goodwill amortization, is as follows:

                                                  Year Ended December 31,
--------------------------------------------------------------------------------
                                              2001           2000           1999
--------------------------------------------------------------------------------

Net earnings, as reported                   $108.0         $282.0         $300.3

Goodwill amortization                         26.4           25.4           25.7
--------------------------------------------------------------------------------

Net earnings, as adjusted to
    exclude goodwill amortization           $134.4         $307.4         $326.0
================================================================================

Net earnings per common share
  - basic, as adjusted to
    exclude goodwill amortization           $ 1.67         $ 3.67         $ 3.74
================================================================================

Net earnings per common share
  - assuming dilution, as adjusted to
    exclude goodwill amortization           $ 1.66         $ 3.64         $ 3.69
================================================================================

The reconciliation of net earnings to net earnings excluding goodwill amortization for each of the quarters in the year ended December 31, 2001, in millions of dollars, and basic and diluted earnings per share, excluding goodwill amortization, is as follows:

                                                      Quarter Ended
--------------------------------------------------------------------------------
                                    April 1,  July 1, September 30, December 31,
                                        2001     2001          2001         2001
--------------------------------------------------------------------------------

Net earnings (loss), as reported       $33.1    $41.7         $46.2      $(13.0)

Goodwill amortization                    6.6      6.6           6.6         6.6
--------------------------------------------------------------------------------

Net earnings (loss), as adjusted to
    exclude goodwill amortization      $39.7    $48.3         $52.8      $ (6.4)
================================================================================

Net earnings (loss) per common share
  - basic, as adjusted to
    exclude goodwill amortization      $0.49    $0.60         $0.65      $(0.08)
================================================================================

Net earnings (loss) per common share
  - assuming dilution, as adjusted to
    exclude goodwill amortization      $0.48    $0.59         $0.65      $(0.08)
================================================================================

Earnings per common share are computed independently for each of the quarters presented. Therefore, the sum of the quarters may not be equal to the full year earnings per share amounts.